Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Hedge Fund Strategies Advisors LLC	Delaware
DBGM Associates LLC	Delaware
DBGM Onshore GP LLC	Delaware
DBGM Onshore GP LLC	Delaware
DBSO Japan Holdings LLC	Delaware
Drawbridge (Suisse) S.a.r.l	Switzerland
Drawbridge (UK) LLP	England and Wales
Drawbridge Global Macro Advisors LLC	Delaware
Drawbridge Global Macro GP LLC	Delaware
Drawbridge LDVF Patent Advisors LLC	Delaware
Drawbridge LDVF Patent GP LLC	Delaware
Drawbridge Long Dated Value Advisors LLC	Delaware
Drawbridge Long Dated Value GP LLC	Delaware
Drawbridge Long Dated Value II GP LLC	Delaware
Drawbridge Long Dated Value III GP LLC	Delaware
Drawbridge Real Assets Advisors LLC	Delaware
Drawbridge Real Assets GP LLC	Delaware
Drawbridge Relative Value GP LLC	Delaware
Drawbridge Special Opportunities Advisors LLC	Delaware
Drawbridge Special Opportunities GP LLC	Delaware
Drawbridge Special Opportunities Offshore GP LLC	Delaware
FCO Fund GP LLC	Delaware
FCO Fund II GP LLC	Delaware
FCO MA GP LLC	Delaware
FIG (Mauritius) LLC	Delaware
FIG Advisors LLC	Delaware
FIG Asset Co. LLC	Delaware
FIG China Holdings LLC	Delaware
FIG Corp	Delaware
FIG HCRS LLC	Delaware
FIG HK (HongKong) Limited	Hong Kong
FIG Italia S.r.l.	Italy
FIG LLC	Delaware
FIG Partners Pool (A) LLC	Delaware
FIG Partners Pool (P2) LLC	Delaware
FIG Promote Holdings LLC	Delaware
FM Falstaff Advisors LLC	Delaware
Fortress (GAGACQ) Cayman Ltd.	Cayman Islands
Fortress Asia Realty GP LLC	Delaware

Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Asia Realty Holdings LLC	Delaware
Fortress Asia Realty Management LLC	Delaware
Fortress Canada Investment Corp.	Canada
Fortress Canada Management Trust	Delaware
Fortress Capital Formation LLC f/k/a Fortress Securities LLC	Delaware
Fortress CDO Advisors LLC	Delaware
Fortress Commodities Advisors LLC	Delaware
Fortress Commodities GP Ltd.	Cayman Islands
Fortress Commodities MA I GP LLC	Delaware
Fortress Credit Corp.	Delaware
Fortress Credit Opportunities Advisors LLC	Delaware
Fortress Credit Opportunities MA Advisors LLC	Delaware
Fortress Drive Asset Manager LLC	Delaware
Fortress Finance Co LLC	Delaware
Fortress Florida Coinvestment Fund GP LLC	Delaware
Fortress Fund III GP LLC	Delaware
Fortress Fund IV (B,C,F,G) L.P.	Cayman Islands
Fortress Fund IV GP Holdings Ltd.	Cayman Islands
Fortress Fund IV GP L.P.	Cayman Islands
Fortress Fund MM II LLC	Delaware
Fortress Fund MM LLC	Delaware
Fortress Fund V GP (BCF) Holdings Ltd.	Cayman Islands
Fortress Fund V GP (BCF) L.P.	Cayman Islands
Fortress Fund V GP Holdings Ltd.	Cayman Islands
Fortress Fund V GP L.P.	Cayman Islands
Fortress Germany Asset Management GmbH	Germany
Fortress Hedge Fund Strategies GP LLC	Delaware
Fortress Holiday Investment Fund GP LLC	Delaware
Fortress Investment Consulting (Shanghai) Co. Ltd	China
Fortress Investment Fund GP (Holdings) LLC	Delaware
Fortress Investment Group (Australia) Pty. Ltd.	Australia
Fortress Investment Group (Hong Kong) LLC	Delaware
Fortress Investment Group (Japan) GK	Japan
Fortress Investment Group (Japan) Holdings LLC	Delaware
Fortress Investment Group (UK) Ltd.	England and Wales
Fortress Investment Group Germany GmbH	Germany
Fortress Investment Holdings II LLC	Delaware
Fortress IW Coinvestment Fund (B,C,G) L.P.	Cayman Islands
Fortress IW Coinvestment Fund GP Holdings Ltd.	Cayman Islands
Fortress IW Coinvestment Fund GP L.P.	Cayman Islands

Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Japan Opportunity Domestic GP LLC	Delaware
Fortress Japan Opportunity GP LLC	Delaware
Fortress Japan Opportunity Management LLC	Delaware
Fortress Macro Advisors LLC	Delaware
Fortress Macro GP LLC	Delaware
Fortress Macro Master GP LLC	Delaware
Fortress Mortgage Opportunities Advisors LLC	Delaware
Fortress Mortgage Opportunities Associates LLC	Delaware
Fortress Mortgage Opportunities GP Series 1 LLC	Delaware
Fortress Mortgage Opportunities GP Series 2 LLC	Delaware
Fortress Mortgage Opportunities GP Series 3 LLC	Delaware
Fortress Net Lease Advisors LLC	Delaware
Fortress Oldcastle S.L.P. LLC	Delaware
Fortress Operating Entity I LP	Delaware
Fortress Partners Advisors LLC	Delaware
Fortress Partners GP LLC	Delaware
Fortress Partners Offshore Master GP LLC	Delaware
Fortress Penn Coinvestment Fund GP LLC	Delaware
Fortress Principal Investment Group LLC	Delaware
Fortress Principal Investment Holdings IV LLC	Delaware
Fortress Principal Investment Holdings LLC	Delaware
Fortress Real Estate (Asia) GK f/k/a Fortress Investment Group Asia GK f/k/a Fortress Asia Realty GK	Japan
Fortress Realty Management GP LLC	Delaware
Fortress Residential Investment Deutschland GP L.P.	Cayman Islands
Fortress Special Opportunities I GP LLC	Delaware
Fortress Special Opportunities Advisors LLC	Delaware
Fortress VRF Advisors LLC	Delaware
Fortress VRF I LLC	Delaware
Fox Lake Pharma MM LLC	Delaware
FPM Deutschland GmbH	Germany
FRID GP Holdings Ltd.	Cayman Islands
Hybrid GP Holdings LLC	Delaware
Kawa Holdings I LLC	Delaware
Kawa Holdings II LLC	Delaware
KDC I LLC	Delaware
KDC SM Corp.	Delaware
Principal Holdings I LP	Delaware
RIC Coinvestment Fund GP LLC	Delaware
Yama Holdings I LLC	Delaware
Yama Holdings II LLC	Delaware